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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09585

                          Pioneer Research Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through June 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                           Pioneer Research Fund

--------------------------------------------------------------------------------
                           Semiannual Report | June 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A       PATMX
                           Class B       PBTMX
                           Class C       PCTMX
                           Class Y       PRFYX

                           [LOGO] PIONEER
                                  Investments(R)
visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          23
Notes to Financial Statements                                                 31
Trustees, Officers and Service Providers                                      38

                           Pioneer Research Fund | Semiannual Report | 6/30/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S.
corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Research Fund | Semiannual Report | 6/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer Research Fund | Semiannual Report | 6/30/12 3

Portfolio Management Discussion | 6/30/12

In the following interview, Paul Cloonan discusses the investment environment and Pioneer Research Fund's performance during the six-month period ended June 30, 2012. Mr. Cloonan, senior vice president and co-head of equity research at Pioneer, is part of the investment team responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for large-cap equities during the six months ended June 30, 2012?

A Basically, the six-month period unfolded as a tale of two different quarters.

      U.S. economic data continued to be generally positive in the first quarter (January through March 2012), resulting in higher Treasury bond yields (negative total returns), narrower corporate bond credit spreads (positive total returns), and a continuation of the global stock market rally.

      Investor sentiment turned negative in the second quarter (April through June), however, as U.S. and global economic data weakened and investors' fears about the European debt problem and global growth intensified. Fears about the United States' ability to navigate the potential year-end "fiscal cliff" of tax increases and spending cuts, without falling into recession, also increased during the final three months of the six-month period, offsetting the positive impact of a perceived reduction in the risk of a Mideast war and the related sharp drop in oil prices. The result was lower Treasury bond yields (positive total returns for bonds), and negative returns for most global stock markets.

Q How did the Fund perform in that environment during the six months ended June 30, 2012?

A Pioneer Research Fund Class A shares returned 9.08% at net asset value during the six months ended June 30, 2012, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500 Index), returned 9.48%. During the same period, the average return of the 1,075 mutual funds in Lipper's Large-Cap Core Funds category was 7.95%.

Q What specific factors contributed to the Fund's slight underperformance relative to the S&P 500 Index during the six months ended June 30, 2012?

A Consistent with our strategy, the Fund's relative performance is primarily driven by stock selection rather than sector allocations. During the six months ended June 30, 2012, the Fund had strong stock selection results relative to the benchmark S&P 500 Index in both consumer sectors (consumer staples and consumer discretionary), and solid stock selection

4 Pioneer Research Fund | Semiannual Report | 6/30/12 results in health care, particularly in the biotechnology group. The Fund's slight underperformance relative to the benchmark was the result of weaker stock selection in energy, financials, telecom services and the information technology sector, particularly software.

Q Given that stock selection typically is the main driver of the Fund's performance, could you discuss some individual stock picks that detracted from the Fund's relative performance over the six months ended June 30, 2012?

A The Fund's position in Rovi was the single biggest detractor from benchmark-relative returns in the information technology sector during the period. Cisco System's acquisition of one of Rovi's competitors, and Rovi's debt-raising exercise caused investors to question the company's competitive position and potential desire to make additional acquisitions or investments. In July, after period end, we sold the Fund's position in Rovi, following the company's announcement of lowered earnings forecasts for the second quarter of 2012, and for the full year. Also in information technology, the Fund's holding in Google underperformed during the period. Google's revenues and earnings have been negatively affected by a sizable decline in cost per click (CPC) and by adverse moves in foreign exchange rates. We believe that the weaker CPC has been partly influenced by a shift to lower-cost mobile advertising. Meanwhile, overall demand for Google's services has remained strong, as evidenced by the company's 42% growth in paid clicks in the second quarter of 2012. We believe that Google remains well positioned to benefit from growth in a number of areas, such as local and mobile search advertising and display advertising, and we have retained the Fund's position.

      In energy, the Fund's position in Anadarko Petroleum was the largest detractor from performance in the sector. Anadarko was sold from the Fund during the period because we deemed the company's risk profile to be increasingly inappropriate under current market conditions. We believe that within the energy sector, the integrated oil companies are preferable to the exploration & production companies, and we used the proceeds from the sale of Anadarko to add to existing Fund positions in Chevron and ExxonMobil.

Q Which individual Fund holdings contributed to performance relative to the S&P 500 Index during the six months ended June 30, 2012?

A In the consumer sectors, the Fund benefited from strong performance from a number of stock holdings of companies with strong growth prospects, such as Monster Beverage, Whole Foods Market, Starbucks, Chipotle Mexican Grille, and Mexican food & beverage firm Fomento Economico Mexicano. The Fund's positions in Comcast and Disney also performed well as a result of the companies' improving prospects for cash-flow growth and attractive valuations.

                           Pioneer Research Fund | Semiannual Report | 6/30/12 5

      The Fund also received strong contributions to benchmark-relative performance from biotech holdings such as Inhibitex, which was acquired by Bristol-Myers Squibb at a substantial premium, and Vertex Pharmaceuticals, which announced some positive data on drugs the company has in development.

Q What changes did you make to the Fund's portfolio over the six months ended June 30, 2012?

A     During the six-month period we added four positions to the Fund and sold
      10.

      We added semiconductor firm Xilinx, AT&T, Du Pont, and pharmaceutical giant Johnson & Johnson (J&J). We expect Xilinx to benefit from secular growth in the market for programmable logic devices (PLDs), as PLDs offer better time-to-market and more design flexibility than custom-made chips. We bought AT&T during the period because we liked the stability of the company's earnings and dividends*. We believe that AT&T's profit margins also may benefit from the company's increased discipline with regard to mobile phone subsidies. DuPont, in the materials sector, was added to the portfolio because of the company's continued business-mix improvement --the company increasingly repositions its portfolio to higher-margin products. Also, DuPont is seen by investors as a less volatile stock relative to other companies in its sector. We added J&J to the portfolio because the company is finally seeing positive trends in two of its three main businesses. J&J's sales of pharmaceuticals are starting to see favorable momentum as the "patent cliff" the company had been facing for years has begun to subside. In addition, J&J's consumer business is no longer facing the negative effects of numerous product recalls.

      As previously noted, we sold the Fund's position in Anadarko Petroleum during the six-month period because we deemed the company's risk profile to be increasingly inappropriate under current market conditions. Other sales during the period included Applied Materials, another semiconductor firm which was sold at around the same time we added Xilinx to the portfolio; media firm McGraw-Hill, because regulatory risk remains an overhang on the company, thus creating uncertainty about the outlook for McGraw-Hill's S&P ratings business; JPMorgan Chase, which was sold due to heightened risks associated with numerous activities of the large financial services company; and information technology firm Juniper Networks, because the hoped-for ramp-up in sales from the company's new product introductions has been taking much longer to materialize than originally anticipated. Juniper could be transitioning from a growth company to a cyclical company, which may make it less interesting as an investment.

*     Dividends are not guaranteed.

6 Pioneer Research Fund | Semiannual Report | 6/30/12

Q     What is your outlook for the remainder of 2012?

A We remain optimistic about the prospects for U.S. equities, although macroeconomic issues such as the U.S. fiscal debate, the sovereign-debt crisis in Europe, and slowing growth in China may remain headwinds for the equity market in the near term. Our optimism on the longer-term outlook for equities is supported, we believe, by attractive equity valuations relative to other asset classes, and our assumption that the U.S. economy will continue to grow. In addition, corporate balance sheets and cash flow have remained strong, and that could lead to increased merger-and-acquisition activity, share repurchases and dividend increases.

      We will continue to focus our efforts on stock-picking, which we believe is the Fund's key competitive advantage and its primary performance driver. Our approach to stock-picking for the Fund emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 16-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                           Pioneer Research Fund | Semiannual Report | 6/30/12 7

Portfolio Summary | 6/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                      91.8%
International Common Stocks                                              3.6%
Depositary Receipts for International Stocks                             2.3%
Temporary Cash Investment                                                2.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                  20.0%
Financials                                                              13.5%
Consumer Staples                                                        12.3%
Health Care                                                             12.0%
Energy                                                                  10.8%
Consumer Discretionary                                                  10.8%
Industrials                                                             10.0%
Telecommunication Services                                               3.7%
Materials                                                                3.5%
Utilities                                                                3.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.   Apple, Inc.                                                           5.15%
--------------------------------------------------------------------------------
2.   Exxon Mobil Corp.                                                      3.91
--------------------------------------------------------------------------------
3.   Microsoft Corp.                                                        2.80
--------------------------------------------------------------------------------
4.   Chevron Corp.                                                          2.61
--------------------------------------------------------------------------------
5.   Google, Inc.                                                           2.13
--------------------------------------------------------------------------------
6.   3M Co.                                                                 2.06
--------------------------------------------------------------------------------
7.   Pfizer, Inc.                                                           2.02
--------------------------------------------------------------------------------
8.   Philip Morris International, Inc.                                      1.93
--------------------------------------------------------------------------------
9.   Johnson & Johnson Co.                                                  1.92
--------------------------------------------------------------------------------
10.  Oracle Corp.                                                           1.80
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Research Fund | Semiannual Report | 6/30/12

Prices and Distributions | 6/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                        6/30/12             12/31/11
--------------------------------------------------------------------------------
A                            $10.33               $9.47
--------------------------------------------------------------------------------
B                             $9.70               $8.94
--------------------------------------------------------------------------------
C                             $9.77               $9.00
--------------------------------------------------------------------------------
Y                            $10.43               $9.55
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12-6/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment     Short-Term         Long-Term
Class                       Income        Capital Gains     Capital Gains
--------------------------------------------------------------------------------
A                           $       --       $       --        $       --
--------------------------------------------------------------------------------
B                           $       --       $       --        $       --
--------------------------------------------------------------------------------
C                           $       --       $       --        $       --
--------------------------------------------------------------------------------
Y                           $       --       $       --        $       --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                           Pioneer Research Fund | Semiannual Report | 6/30/12 9

Performance Update | 6/30/12                                      Class A Shares

Investment Return
--------------------------------------------------------------------------------
Performance Update | 6/30/12 Class A Shares Investment Returns The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net Asset     Public Offering
Period                        Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                      5.65%          5.02%
5 Years                       0.83          -0.35
1 Year                        4.08          -1.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------

                              Gross         Net
--------------------------------------------------------------------------------
                              1.55%         1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Research     Standard &
                       Fund                 Poor's 500 Index
6/30/2002               $9,425              $10,000
6/30/2003               $9,158              $10,025
6/30/2004              $10,729              $11,939
6/30/2005              $11,614              $12,694
6/30/2006              $12,970              $13,788
6/30/2007              $15,658              $16,625
6/30/2008              $13,782              $14,445
6/30/2009              $10,456              $10,661
6/30/2010              $11,791              $12,199
6/30/2011              $15,683              $15,942
6/30/2012              $16,322              $16,807

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Research Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  If          If
Period                            Held        Redeemed
--------------------------------------------------------------------------------
10 Years                           4.73%       4.73%
5 Years                           -0.08       -0.08
1 Year                             3.08       -0.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                  Gross       Net
--------------------------------------------------------------------------------
                                  2.52%       2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Research    Standard &
                             Fund                Poor's 500 Index
6/30/2002                    $10,000             $10,000
6/30/2003                     $9,646             $10,025
6/30/2004                    $11,213             $11,939
6/30/2005                    $12,035             $12,694
6/30/2006                    $13,316             $13,788
6/30/2007                    $15,938             $16,625
6/30/2008                    $13,909             $14,445
6/30/2009                    $10,464             $10,661
6/30/2010                    $11,684             $12,199
6/30/2011                    $15,398             $15,942
6/30/2012                    $15,873             $16,807

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 11

Performance Update | 6/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------

                                         If        If
Period                                   Held      Redeemed
--------------------------------------------------------------------------------
10 Years                                  4.77%     4.77%
5 Years                                  -0.05     -0.05
1 Year                                    3.17     3.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)

--------------------------------------------------------------------------------
                                         Gross     Net
--------------------------------------------------------------------------------
                                         2.35%     2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Research    Standard &
                             Fund                Poor's 500 Index
6/30/2002                    $10,000             $10,000
6/30/2003                     $9,661             $10,025
6/30/2004                    $11,221             $11,939
6/30/2005                    $12,056             $12,694
6/30/2006                    $13,332             $13,788
6/30/2007                    $15,979             $16,625
6/30/2008                    $13,965             $14,445
6/30/2009                    $10,496             $10,661
6/30/2010                    $11,727             $12,199
6/30/2011                    $15,446             $15,942
6/30/2012                    $15,935             $16,807

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Research Fund | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------

                                         If        If
Period                                   Held      Redeemed
--------------------------------------------------------------------------------
10 Years                                 5.88%      5.88%
5 Years                                  1.14       1.14
1 Year                                   4.28       4.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)

--------------------------------------------------------------------------------

Gross
--------------------------------------------------------------------------------
0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer Research    Standard &
                             Fund                Poor's 500 Index
6/30/2002                    5,000,000           $5,000,000
6/30/2003                    4,860,000           $5,012,329
6/30/2004                    5,693,333           $5,969,646
6/30/2005                    6,174,679           $6,346,817
6/30/2006                    6,896,384           $6,894,144
6/30/2007                    8,369,472           $8,312,557
6/30/2008                    7,397,096           $7,222,526
6/30/2009                    5,637,311           $5,330,472
6/30/2010                    6,371,324           $6,099,642
6/30/2011                    8,492,684           $7,970,986
6/30/2012                    8,856,508           $8,403,677

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on actual returns from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                    A            B              C              Y
--------------------------------------------------------------------------------
Beginning Account Value    $1,000.00    $1,000.00      $1,000.00      $1,000.00
on 1/1/12
--------------------------------------------------------------------------------
Ending Account Value       $1,090.80    $1,085.00      $1,085.60      $1,092.10
(after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                $6.50        $11.15        $11.15          $5.10
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.98% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Research Fund | Semiannual Report | 6/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012, through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                    A            B              C              Y
--------------------------------------------------------------------------------
Beginning Account Value    $1,000.00    $1,000.00      $1,000.00      $1,000.00
on 1/1/12
--------------------------------------------------------------------------------
Ending Account Value       $1,018.65    $1,014.17      $1,014.17      $1,019.99
(after expenses)
on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                $6.27        $10.77        $10.77          $4.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.98% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).



                          Pioneer Research Fund | Semiannual Report | 6/30/12 15

Schedule of Investments | 6/30/12 (unaudited)

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             ENERGY -- 10.5%
             Oil & Gas Drilling -- 0.9%
    10,800   Ensco Plc                                          $        507,276
--------------------------------------------------------------------------------
             Oil & Gas Equipment & Services -- 0.9%
     7,811   National Oilwell Varco, Inc.                       $        503,341
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 7.8%
    13,882   Chevron Corp.                                      $      1,464,551
    25,644   Exxon Mobil Corp.                                         2,194,357
     9,718   Occidental Petroleum Corp.                                  833,513
                                                                ----------------
                                                                $      4,492,421
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 0.9%
    21,700   Marathon Oil Corp.                                 $        554,869
                                                                ----------------
             Total Energy                                       $      6,057,907
--------------------------------------------------------------------------------
             MATERIALS -- 3.4%
             Diversified Chemicals -- 0.7%
     8,500   EI du Pont de Nemours & Co.                        $        429,845
--------------------------------------------------------------------------------
             Fertilizers & Agricultural Chemicals -- 0.9%
     9,758   The Mosaic Co.                                     $        534,348
--------------------------------------------------------------------------------
             Specialty Chemicals -- 1.0%
     8,185   Ecolab, Inc.                                       $        560,918
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 0.8%
    13,072   Freeport-McMoRan Copper & Gold, Inc.               $        445,363
                                                                ----------------
             Total Materials                                    $      1,970,474
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 7.7%
             Aerospace & Defense -- 1.6%
    12,459   United Technologies Corp.                          $        941,028
--------------------------------------------------------------------------------
             Construction & Engineering -- 0.8%
    19,309   KBR, Inc.                                          $        477,125
--------------------------------------------------------------------------------
             Industrial Conglomerates -- 2.0%
    12,922   3M Co.                                             $      1,157,811
--------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy
             Trucks -- 1.3%
     4,900   Cummins, Inc.                                      $        474,859
    21,400   The Manitowoc Co., Inc.                                     250,380
                                                                ----------------
                                                                $        725,239
--------------------------------------------------------------------------------
             Industrial Machinery -- 2.0%
    16,900   Ingersoll-Rand Plc                                 $        712,842
     6,793   SPX Corp.                                                   443,719
                                                                ----------------
                                                                $      1,156,561
                                                                ----------------
             Total Capital Goods                                $      4,457,764
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Research Fund | Semiannual Report | 6/30/12

--------------------------------------------------------------------------------
    Shares                                                                 Value
--------------------------------------------------------------------------------
             TRANSPORTATION -- 2.0%
             Air Freight & Logistics -- 1.0%
     7,540   United Parcel Service, Inc. (Class B)              $        593,850
--------------------------------------------------------------------------------
             Railroads -- 1.0%
     4,813   Union Pacific Corp.                                $        574,239
                                                                ----------------
             Total Transportation                               $      1,168,089
--------------------------------------------------------------------------------
             CONSUMER SERVICES -- 3.7%
             Hotels, Resorts & Cruise Lines -- 0.5%
     7,867   Marriott International, Inc.                       $        308,386
--------------------------------------------------------------------------------
             Restaurants -- 3.2%
     1,470   Chipotle Mexican Grill, Inc.*                      $        558,526
     6,681   McDonald's Corp.                                            591,469
    12,468   Starbucks Corp.                                             664,794
                                                                ----------------
                                                                $      1,814,789
                                                                ----------------
             Total Consumer Services                            $      2,123,175
--------------------------------------------------------------------------------
             MEDIA -- 4.3%
             Broadcasting -- 1.0%
    17,391   CBS Corp. (Class B)                                $        570,077
--------------------------------------------------------------------------------
             Cable & Satellite -- 1.6%
    29,322   Comcast Corp.                                      $        937,424
--------------------------------------------------------------------------------
             Movies & Entertainment -- 1.7%
    19,700   The Walt Disney Co.                                $        955,450
                                                                ----------------
             Total Media                                        $      2,462,951
--------------------------------------------------------------------------------
             RETAILING -- 2.6%
             Internet Retail -- 0.5%
     1,312   Amazon.com, Inc.*                                  $        299,595
--------------------------------------------------------------------------------
             Department Stores -- 0.4%
     6,359   Macy's, Inc.                                       $        218,432
--------------------------------------------------------------------------------
             General Merchandise Stores -- 0.6%
     5,328   Family Dollar Stores, Inc.                         $        354,205
--------------------------------------------------------------------------------
             Home Improvement Retail -- 1.1%
    11,900   The Home Depot, Inc.                               $        630,581
                                                                ----------------
             Total Retailing                                    $      1,502,813
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.5%
             Drug Retail -- 1.2%
    14,388   CVS Caremark Corp.                                 $        672,351
--------------------------------------------------------------------------------
             Food Retail -- 1.3%
     8,100   Whole Foods Market, Inc.                           $        772,092
                                                                ----------------
             Total Food & Staples Retailing                     $      1,444,443
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 17

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 6.9%
             Distillers & Vintners -- 0.9%
    18,984   Constellation Brands, Inc.*                        $        513,707
--------------------------------------------------------------------------------
             Soft Drinks -- 2.1%
     7,500   Fomento Economico Mexicano SAB de CV (A.D.R.)      $        669,375
     8,074   Monster Beverage Corp.*                                     574,869
                                                                ----------------
                                                                $      1,244,244
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 2.0%
     6,468   Annie's, Inc.*                                     $        270,750
    12,943   Campbell Soup Co.                                           432,037
     6,574   The Hershey Co.                                             473,525
                                                                ----------------
                                                                $      1,176,312
--------------------------------------------------------------------------------
             Tobacco -- 1.9%
    12,450   Philip Morris International, Inc.                  $      1,086,387
                                                                ----------------
             Total Food, Beverage & Tobacco                     $      4,020,650
--------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.5%
             Household Products -- 1.9%
     8,507   Church & Dwight Co., Inc.                          $        471,883
     5,900   Colgate-Palmolive Co.                                       614,190
                                                                ----------------
                                                                $      1,086,073
--------------------------------------------------------------------------------
             Personal Products -- 0.6%
     6,942   The Estee Lauder Companies, Inc.                   $        375,701
                                                                ----------------
             Total Household & Personal Products                $      1,461,774
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
             Health Care Equipment -- 1.1%
     5,851   Baxter International, Inc.                         $        310,981
     5,758   Covidien Plc                                                308,053
                                                                ----------------
                                                                $        619,034
--------------------------------------------------------------------------------
             Health Care Distributors -- 0.3%
     4,772   Cardinal Health, Inc.                              $        200,424
--------------------------------------------------------------------------------
             Health Care Services -- 1.0%
     2,527   DaVita, Inc.*                                      $        248,177
     5,845   Express Scripts Holding Co.*                                326,326
                                                                ----------------
                                                                $        574,503
--------------------------------------------------------------------------------
             Managed Health Care -- 0.8%
     5,611   Aetna, Inc.                                        $        217,538
     2,800   Humana, Inc.                                                216,832
                                                                ----------------
                                                                $        434,370
                                                                ----------------
             Total Health Care Equipment & Services             $      1,828,331
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Research Fund | Semiannual Report | 6/30/12

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
             SCIENCES -- 8.6%
             Biotechnology -- 2.5%
     1,992   Alexion Pharmaceuticals, Inc.*                     $        197,806
     4,300   Celgene Corp.*                                              275,888
     7,300   Gilead Sciences, Inc.*                                      374,344
     5,430   Incyte Corp., Ltd.*                                         123,261
     8,705   Vertex Pharmaceuticals, Inc.*                               486,784
                                                                ----------------
                                                                $      1,458,083
--------------------------------------------------------------------------------
             Pharmaceuticals -- 5.7%
     4,930   Allergan, Inc.                                     $        456,370
    16,000   Johnson & Johnson                                         1,080,960
    49,359   Pfizer, Inc.                                              1,135,257
     3,995   Teva Pharmaceutical Industries, Ltd. (A.D.R.)               157,563
     6,040   Watson Pharmaceuticals, Inc.*                               446,900
                                                                ----------------
                                                                $      3,277,050
--------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 0.4%
     5,600   Agilent Technologies, Inc.                         $        219,744
                                                                ----------------
             Total Pharmaceuticals, Biotechnology & Life
             Sciences                                           $      4,954,877
--------------------------------------------------------------------------------
             BANKS -- 3.9%
             Diversified Banks -- 1.8%
    30,156   Wells Fargo & Co.                                  $      1,008,417
--------------------------------------------------------------------------------
             Regional Banks -- 2.1%
    13,687   PNC Financial Services Group, Inc.                 $        836,413
    16,000   SunTrust Banks, Inc.                                        387,680
                                                                ----------------
                                                                $      1,224,093
                                                                ----------------
             Total Banks                                        $      2,232,510
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 5.1%
             Other Diversified Financial Services -- 1.4%
    29,400   Citigroup, Inc.                                    $        805,854
--------------------------------------------------------------------------------
             Consumer Finance -- 2.3%
    12,761   Capital One Financial Corp.                        $        697,516
    18,630   Discover Financial Services LLC                             644,225
                                                                ----------------
                                                                $      1,341,741
--------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 1.0%
    13,000   Invesco, Ltd.                                      $        293,800
    13,837   The Carlyle Group LP*                                       310,087
                                                                ----------------
                                                                $        603,887
--------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 0.4%
    28,500   E*Trade Financial Corp.*                           $        229,140
                                                                ----------------
             Total Diversified Financials                       $      2,980,622
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 19

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             INSURANCE -- 3.5%
             Life & Health Insurance -- 1.9%
    11,668   Aflac, Inc.                                        $        496,940
    11,300   MetLife, Inc.                                               348,605
    13,034   Unum Group Co.                                              249,340
                                                                ----------------
                                                                $      1,094,885
--------------------------------------------------------------------------------
             Property & Casualty Insurance -- 1.6%
     7,508   ACE, Ltd.                                          $        556,568
    11,241   The Allstate Corp.                                          394,447
                                                                ----------------
                                                                $        951,015
                                                                ----------------
             Total Insurance                                    $      2,045,900
--------------------------------------------------------------------------------
             REAL ESTATE -- 0.6%
             Residential REITs -- 0.6%
     7,400   American Campus Communities, Inc.                  $        332,852
                                                                ----------------
             Total Real Estate                                  $        332,852
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 9.5%
             Internet Software & Services -- 2.7%
     2,060   Google, Inc.*                                      $      1,194,944
    21,486   Yahoo!, Inc.*                                               340,123
                                                                ----------------
                                                                $      1,535,067
--------------------------------------------------------------------------------
             Application Software -- 1.8%
     4,016   Citrix Systems, Inc.*                              $        337,103
    23,201   Compuware Corp.*                                            215,537
    16,245   Nuance Communications, Inc.*                                386,956
     3,737   Splunk, Inc.*                                               105,010
                                                                ----------------
                                                                $      1,044,606
--------------------------------------------------------------------------------
             Systems Software -- 5.0%
    51,455   Microsoft Corp.                                    $      1,574,008
    34,076   Oracle Corp.                                              1,012,057
    15,827   Rovi Corp.*                                                 310,526
                                                                ----------------
                                                                $      2,896,591
                                                                ----------------
             Total Software & Services                          $      5,476,264
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 7.7%
             Communications Equipment -- 1.3%
     8,000   Acme Packet, Inc.*                                 $        149,200
    11,059   Qualcomm, Inc.                                              615,765
                                                                ----------------
                                                                $        764,965
--------------------------------------------------------------------------------
             Computer Hardware -- 5.8%
     4,946   Apple, Inc.*                                       $      2,888,467
    22,830   Hewlett-Packard Co.                                         459,111
                                                                ----------------
                                                                $      3,347,578
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Research Fund | Semiannual Report | 6/30/12

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 0.6%
     9,400   SanDisk Corp.*                                     $        342,912
                                                                ----------------
             Total Technology Hardware & Equipment              $      4,455,455
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
             Semiconductor Equipment -- 0.7%
     8,345   ASML Holding NV (A.D.R.)                           $        429,100
--------------------------------------------------------------------------------
             Semiconductors -- 1.6%
    12,700   Analog Devices, Inc.                               $        478,409
    12,600   Xilinx, Inc.                                                422,982
                                                                ----------------
                                                                $        901,391
                                                                ----------------
             Total Semiconductors & Semiconductor Equipment     $      1,330,491
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 3.2%
             Integrated Telecommunication Services -- 3.2%
    25,100   AT&T, Inc.                                         $        895,066
     3,531   CenturyLink, Inc.                                           139,439
    18,686   Verizon Communications, Inc.                                830,406
                                                                ----------------
                                                                $      1,864,911
                                                                ----------------
             Total Telecommunication Services                   $      1,864,911
--------------------------------------------------------------------------------
             UTILITIES -- 3.3%
             Electric Utilities -- 2.0%
    22,744   American Electric Power Co., Inc.                  $        907,486
     9,444   PPL Corp.                                                   262,638
                                                                ----------------
                                                                $      1,170,124
--------------------------------------------------------------------------------
             Multi-Utilities -- 1.3%
    22,014   Ameren Corp.                                       $        738,350
                                                                ----------------
             Total Utilities                                    $      1,908,474
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $45,136,107)                                 $     56,080,727
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 21

--------------------------------------------------------------------------------
 Principal
 Amount($)                                                      Value
--------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 2.3%
             Repurchase Agreement -- 2.3%
 1,325,000   JPMorgan, Inc., 0.18%, dated 6/29/12, repurchase
             price of $1,325,000 plus accrued interest on 7/2/12
             collateralized by $1,351,521 Federal National
             Mortgage Association (ARM), 1.755-5.97%,
             3/1/34-1/1/42                                      $      1,325,000
                                                                ----------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $1,325,000)                                  $      1,325,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.3%
             (Cost $46,461,107) (a)                             $     57,405,727
================================================================================
             OTHER ASSETS & LIABILITIES -- 0.7%                 $        432,674
================================================================================
             TOTAL NET ASSETS -- 100.0%                         $     57,838,401
================================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $47,241,664 was as follows:

         Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                  $ 11,974,043

         Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                    (1,809,980)
                                                                    ----------------
         Net unrealized gain                                           $ 10,164,063
                                                                    ================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $18,815,724 and $15,648743, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                               Level 1       Level 2      Level 3   Total
--------------------------------------------------------------------------------
Common Stocks                  $56,080,727   $       --   $    --   $56,080,727
Repurchase Agreements                   --    1,325,000               1,325,000
--------------------------------------------------------------------------------
   Total                       $56,080,727   $1,325,000   $    --   $57,405,727
================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Research Fund | Semiannual Report | 6/30/12

Statement of Assets and Liabilities | 6/30/12 (unaudited)

ASSETS:
   Investment in securities (cost $46,461,107)                     $ 57,405,727
   Cash                                                                 241,123
   Receivables --
      Investment securities sold                                        170,409
      Fund shares sold                                                  234,162
      Dividends, interest and foreign taxes withheld                     55,309
      Due from Pioneer Investment Management, Inc.                       16,376
   Other                                                                 31,935
--------------------------------------------------------------------------------
        Total assets                                               $ 58,155,041
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                              $    147,403
      Fund shares repurchased                                           121,680
   Due to affiliates                                                     12,579
   Accrued expenses                                                      34,978
--------------------------------------------------------------------------------
        Total liabilities                                          $    316,640
================================================================================
NET ASSETS:
   Paid-in capital                                                 $ 76,675,224
   Undistributed net investment income                                  180,045
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (29,961,376)
   Net unrealized gain on investments                                10,944,620
   Net unrealized loss on other assets and liabilities
      denominated in foreign currencies                                    (112)
--------------------------------------------------------------------------------
       Total net assets                                            $  57,838,401
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $19,382,206/1,876,207 shares)                 $      10.33
   Class B (based on $1,862,551/191,935 shares)                    $       9.70
   Class C (based on $2,523,210/258,392 shares)                    $       9.77
   Class Y (based on $34,070,434/3,265,659 shares)                 $      10.43
MAXIMUM OFFERING PRICE:
   Class A ($10.33 [divided by] 94.25%)                            $      10.96
================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 23

Statement of Operations (unaudited)

For the Six Months Ended 6/30/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $1,691)                $  496,962
   Interest                                                                  428
-----------------------------------------------------------------------------------------------
        Total investment income                                                      $  497,390
-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $  177,937
   Transfer agent fees
      Class A                                                             19,241
      Class B                                                              4,714
      Class C                                                              2,571
      Class Y                                                                499
   Distribution fees
      Class A                                                             22,375
      Class B                                                             10,374
      Class C                                                             10,750
   Shareholder communications expense                                     18,784
   Administrative reimbursements                                           7,868
   Custodian fees                                                          9,281
   Registration fees                                                      26,593
   Professional fees                                                      22,101
   Printing expense                                                       11,647
   Fees and expenses of nonaffiliated Trustees                             3,584
   Miscellaneous                                                           7,185
-----------------------------------------------------------------------------------------------
        Total expenses                                                               $  355,504
        Less fees waived and expenses reimbursed by
          Pioneer Investment Management, Inc.                                           (38,159)
-----------------------------------------------------------------------------------------------
        Net expenses                                                                 $  317,345
-----------------------------------------------------------------------------------------------
          Net investment income                                                      $  180,045
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on:
      Investments                                                     $  305,799
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    170     $  305,969
-----------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
      Investments                                                     $4,033,254
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    (17)    $4,033,237
-----------------------------------------------------------------------------------------------
      Net gain on investments and foreign currency transactions                      $4,339,206
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                           $4,519,251
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Research Fund | Semiannual Report | 6/30/12

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             6/30/12           Year Ended
                                                             (Unaudited)       12/31/11
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $     180,045     $         377,651
Net realized gain on investments, class action
   and foreign currency transactions                               305,969             8,270,647
Change in net unrealized gain (loss) on
   investments and foreign currency transactions                 4,033,237            (7,289,858)
-------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                       $   4,519,251     $       1,358,440
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.00 and $0.06 per share, respectively)       $          --     $        (104,114)
     Class Y ($0.00 and $0.08 per share, respectively)                  --              (274,407)
-------------------------------------------------------------------------------------------------
      Total distributions to shareowners                     $          --     $        (378,521)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  10,230,714     $      10,090,665
Reinvestment of distributions                                           --               124,447
Cost of shares repurchased                                      (7,605,600)          (27,265,188)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                               $   2,625,114     $     (17,050,076)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                   $   7,144,365     $     (16,070,157)
NET ASSETS:
Beginning of period                                          $  50,694,036     $      66,764,193
-------------------------------------------------------------------------------------------------
End of period                                                $  57,838,401     $      50,694,036
================================================================================================
Undistributed net investment income                          $     180,045     $              --
================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 25

--------------------------------------------------------------------------------------
                               '12 Shares  '12 Amount
                               (unaudited) (unaudited)     '11 Shares   '11 Amount
--------------------------------------------------------------------------------------
CLASS A
Shares sold                     367,998    $ 3,750,955        559,185   $   5,333,172
Reinvestment of                      --             --         10,324          98,429
distributions
Less shares repurchased        (176,347)    (1,800,133)      (356,498)     (3,406,360)
--------------------------------------------------------------------------------------
   Net increase                 191,651    $ 1,950,822        213,011   $   2,025,241
======================================================================================
CLASS B
Shares sold or exchanged         50,227    $   474,816         79,881   $     729,136
Less shares repurchased         (92,829)      (894,182)      (229,858)     (2,073,050)
--------------------------------------------------------------------------------------
   Net decrease                 (42,602)   $  (419,366)      (149,977)  $  (1,343,914)
======================================================================================
CLASS C
Shares sold                      93,150    $   904,117         58,388   $     535,815
Less shares repurchased         (38,144)      (377,474)       (36,319)       (318,410)
--------------------------------------------------------------------------------------
   Net increase                  55,006    $   526,643         22,069   $     217,405
======================================================================================
CLASS Y
Shares sold                     478,023    $ 5,100,826        353,599   $   3,492,542
Reinvestment of                      --             --          2,708          26,018
distributions
Less shares repurchased        (437,486)    (4,533,811)    (2,152,929)    (21,467,368)
--------------------------------------------------------------------------------------
   Net increase (decrease)       40,537    $   567,015     (1,796,622)  $ (17,948,808)
======================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Research Fund | Semiannual Report | 6/30/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended          Year      Year      Year      Year       Year
                                                              6/30/12        Ended     Ended     Ended     Ended      Ended
                                                              (Unaudited)    12/31/11  12/31/10  12/31/09  12/31/08   12/31/07
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  9.47        $  9.44   $  8.21   $  6.43   $ 10.09    $ 11.23
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.03        $  0.05   $  0.05   $  0.06   $  0.09    $  0.06
   Net realized and unrealized gain (loss) on investments        0.83           0.04      1.23      1.81     (3.65)      0.75
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.86        $  0.09   $  1.28   $  1.87   $ (3.56)   $  0.81
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           --          (0.06)    (0.05)    (0.09)    (0.10)     (0.05)
   Net realized gain                                               --             --        --        --        --      (1.90)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.86        $  0.03   $  1.23   $  1.78   $ (3.66)   $ (1.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.33        $  9.47   $  9.44   $  8.21   $  6.43    $ 10.09
==============================================================================================================================
Total return*                                                    9.08%          0.97%    15.58%    29.11%   (35.22)%     6.98%
Ratio of net expenses to average net assets+                     1.25%**        1.25%     1.25%     1.25%     1.26%      1.21%
Ratio of net investment income to average net assets+            0.56%**        0.59%     0.56%     0.90%     0.96%      0.56%
Portfolio turnover rate                                            58%**          57%       57%       90%       87%        82%
Net assets, end of period (in thousands)                      $19,382        $15,957   $13,890   $13,866   $10,110    $18,022
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  1.61%**        1.55%     1.53%     1.62%     1.36%      1.21%
   Net investment income                                         0.20%**        0.29%     0.28%     0.53%     0.85%      0.56%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.25%**        1.25%     1.25%     1.25%     1.25%      1.20%
   Net investment income                                         0.56%**        0.59%     0.56%     0.90%     0.96%      0.56%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 27

--------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year        Year
                                                              6/30/12      Ended      Ended      Ended      Ended       Ended
                                                              (Unaudited)  12/31/11   12/31/10   12/31/09   12/31/08    12/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $  8.94      $  8.93    $  7.80    $ 6.10     $  9.52     $ 10.73
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $ (0.02)     $ (0.04)   $ (0.03)     0.00(a)     0.00(a)  $ (0.03)
   Net realized and unrealized gain (loss) on investments        0.78         0.05       1.16      1.71       (3.41)       0.72
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.76      $  0.01    $  1.13    $ 1.71     $ (3.41)    $  0.69
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           --           --(b)      --     (0.01)      (0.01)         --
   Net realized gain                                               --           --(b)      --        --          --       (1.90)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.76      $  0.01    $  1.13    $ 1.70     $ (3.42)    $ (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.70      $  8.94    $  8.93    $ 7.80     $  6.10     $  9.52
================================================================================================================================
Total return*                                                    8.50%        0.11%     14.49%    27.98%     (35.83)%      6.14%
Ratio of net expenses to average net assets+                     2.15%**      2.15%      2.15%     2.15%       2.16%       2.07%
Ratio of net investment income (loss) to average net assets+    (0.35)%**    (0.36)%    (0.36)%    0.03%       0.02%      (0.30)%
Portfolio turnover rate                                            58%**        57%        57%       90%         87%         82%
Net assets, end of period (in thousands)                      $ 1,863      $ 2,097    $ 3,434    $4,453     $ 5,908     $13,655
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  2.56%**      2.52%      2.47%     2.54%       2.22%       2.07%
   Net investment loss                                          (0.76)%**    (0.73)%    (0.68)%   (0.36)%     (0.04)%     (0.30)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.15%**      2.15%      2.15%     2.15%       2.15%       2.07%
   Net investment income (loss)                                 (0.35)%**    (0.36)%    (0.36)%    0.03%       0.03%      (0.30)%
================================================================================================================================

(a)   Amounts round to less than $0.01 per share.

(b) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Research Fund | Semiannual Report | 6/30/12

-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year       Year
                                                              6/30/12      Ended      Ended      Ended      Ended      Ended
                                                              (Unaudited)  12/31/11   12/31/10   12/31/09   12/31/08   12/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  9.00      $  8.99    $  7.85    $ 6.16     $  9.60    $ 10.80
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $ (0.01)     $ (0.03)   $ (0.03)     0.00(a)  $  0.02    $ (0.02)
   Net realized and unrealized gain (loss) on investments        0.78         0.04       1.17      1.72       (3.45)      0.72
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.77      $  0.01    $  1.14    $ 1.72     $ (3.43)   $  0.70
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           --           --         --     (0.03)      (0.01)        --
   Net realized gain                                               --           --         --        --          --      (1.90)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.77      $  0.01    $  1.14    $ 1.69     $ (3.44)   $ (1.20)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.77      $  9.00    $  8.99    $ 7.85     $  6.16    $  9.60
================================================================================================================================
Total return*                                                    8.56%        0.11%     14.52%    27.93%     (35.72)%     6.20%
Ratio of net expenses to average net assets+                     2.15%**      2.15%      2.15%     2.15%       2.05%      1.95%
Ratio of net investment income (loss) to average net assets+    (0.34)%**    (0.32)%    (0.33)%    0.01%       0.14%     (0.18)%
Portfolio turnover rate                                            58%**        57%        57%       90%         87%        82%
Net assets, end of period (in thousands)                      $ 2,523      $ 1,829    $ 1,630    $1,422     $ 1,230    $ 2,945
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  2.34%**      2.35%      2.38%     2.50%       2.05%      1.95%
   Net investment income (loss)                                 (0.53)%**    (0.52)%    (0.56)%   (0.34)%      0.14%     (0.18)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.15%**      2.15%      2.15%     2.15%       2.05%      1.94%
   Net investment income (loss)                                 (0.34)%**    (0.32)%    (0.33)%    0.01%       0.14%     (0.17)%
================================================================================================================================

(a)   Amounts round to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 29

----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year      Year      Year      Year       Year
                                                              6/30/12     Ended     Ended     Ended     Ended      Ended
                                                              (Unaudited) 12/31/11  12/31/10  12/31/09  12/31/08   12/31/07
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  9.55     $  9.52   $  8.28   $  6.48   $ 10.19    $  11.31
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.04     $  0.09   $  0.08   $  0.12   $  0.14    $   0.10
   Net realized and unrealized gain (loss) on investments        0.84        0.03      1.24      1.79     (3.71)       0.78
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.88     $  0.12   $  1.32   $  1.91   $ (3.57)   $   0.88
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           --       (0.09)    (0.08)    (0.11)    (0.14)      (0.10)
   Net realized gain                                               --          --        --        --        --       (1.90)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.88     $  0.03   $  1.24   $  1.80   $ (3.71)   $  (1.12)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.43     $  9.55   $  9.52   $  8.28   $  6.48    $  10.19
============================================================================================================================
Total return*                                                    9.21%       1.20%    15.89%    29.46%   (34.96)%      7.56%
Ratio of net expenses to average net assets+                     0.98%**     0.97%     0.96%     0.97%     0.82%       0.74%
Ratio of net investment income to average net assets+            0.84%**     0.81%     0.86%     1.22%     1.36%       1.03%
Portfolio turnover rate                                            58%**       57%       57%       90%       87%         82%
Net assets, end of period (in thousands)                      $34,070     $30,811   $47,810   $44,744   $73,947    $153,377
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  0.98%**     0.97%     0.96%     0.97%     0.82%       0.74%
   Net investment income                                         0.84%**     0.81%     0.86%     1.22%     1.36%       1.03%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  0.98%**     0.97%     0.96%     0.97%     0.82%       0.74%
   Net investment income                                         0.84%**     0.81%     0.86%     1.22%     1.36%       1.03%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Research Fund | Semiannual Report | 6/30/12

Notes to Financial Statements | 6/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Research Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 31

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed -income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32 Pioneer Research Fund | Semiannual Report | 6/30/12

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of June 30, 2012.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 33

The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended December 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                         $378,521
--------------------------------------------------------------------------------
   Total                                                                $378,521
================================================================================

The following shows components of distributable earnings on a federal income tax basis at December 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                          $(29,486,788)
Net unrealized gain                                                   6,130,714
--------------------------------------------------------------------------------
   Total                                                           $(23,356,074)
================================================================================

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,468 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2012.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

34 Pioneer Research Fund | Semiannual Report | 6/30/12

G.    Risks

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended June 30, 2012, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended June 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2013 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,019 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 35

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended June 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $15,109
Class B                                                                    1,415
Class C                                                                    1,316
Class Y                                                                      944
--------------------------------------------------------------------------------
   Total                                                                 $18,784
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,822 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $738 in distribution fees payable to PFD at June 30, 2012.

36 Pioneer Research Fund | Semiannual Report | 6/30/12

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six month ended June 30, 2012, CDSCs in the amount of $351 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2012, the Fund's expenses were not reduced under such arrangements.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 37

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
Mary K. Bush                              Vice President
John F. Cogan, Jr.                     Mark E. Bradley, Treasurer**
Benjamin M. Friedman                   Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*     Chief Executive Officer of the Funds

**    Chief Financial and Accounting Officer of the Funds

38 Pioneer Research Fund | Semiannual Report | 6/30/12

                           This page for your notes.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 39

                           This page for your notes.

40 Pioneer Research Fund | Semiannual Report | 6/30/12

                           This page for your notes.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 41

                           This page for your notes.

42 Pioneer Research Fund | Semiannual Report | 6/30/12

                           This page for your notes.

                          Pioneer Research Fund | Semiannual Report | 6/30/12 43

                           This page for your notes.

44 Pioneer Research Fund | Semiannual Report | 6/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                           1-800-225-4240

Our internet e-mail address             ask.pioneer@pioneerinvestments.com

(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19408-06-0812


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Research Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2012

* Print the name and title of each signing officer under his or her signature.